January 30, 2006

Ortec International, Inc.

3960 Broadway

New York, NY 10032

Gentlepersons:

1.         The undersigned, being the holders of 5000.1027 outstanding shares of Ortec International, Inc.’s (the “Company”) Series D Convertible Preferred Stock (the “Series D Preferred Stock”), hereby agree to exchange each share of Series D Preferred Stock owned by the undersigned for one share of the Company’s new Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”). The undersigned understands that the only differences between the Series D Preferred Stock and the Series D-1 Preferred Stock are:

(a)	The liquidation preference for the Series D-1 Preferred Stock will, instead of the Ten Thousand ($10,000) Dollars per share for the Series D Preferred Stock, be the greater of

(i)	Ten ($10) Dollars per share of Series D-1 Preferred Stock, or

(ii)

an amount per share of Series D-1 Preferred Stock calculated by taking the total amount available for distribution to holders of all of the Company’s outstanding Common Stock before deduction of any preference payments for the Series D-1 Preferred Stock, divided by the Total of (x) all of the then outstanding shares of the Company’s Common stock, plus (y) all of the shares of the Company’s Series D-1 Preferred Stock on an as converted basis, and multiplied by 4,000.

(b)	The Conversion Price for the Series D-1 Preferred Stock shall be $0.0025 per share of Series D-1 Preferred Stock instead of Two Dollars and Fifty Cents ($2.50) per share Series D Preferred Stock.

(c)

The number of shares of Series D-1 Preferred Stock that the Company will be authorized to issue shall be Fifty Thousand (50,000) shares instead of Ten Thousand (10,000) shares of Series D Preferred Stock that the Company is authorized to issue.

2.	The undersigned each represent that:

(a)	it is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act) and

(b)	the undersigned is acquiring such shares of Series D-1 Preferred Stock for investment and not with a view to distribution thereof.

Yours very truly,

North Sound Legacy Institutional Fund, LLC
By: North Sound Capital, LLC

By:       /s/ Tom McAuleyPrint name: Tom McAuley

Title: 1/30/06
Number of Shares: 1,739.55105

North Sound Legacy International, Ltd.

By: North Sound Capital, LLC

By:       /s/ Tom McAuley

Print name: Tom McAuley
Title: Chief Investment Officer
Date: 1/30/06
Number of Shares: 3,260.55165

The foregoing is agreed to and accepted.

Ortec International, Inc.

By:       /s/ Ron LipsteinPrint name: Ron Lipstein

Title: Chief Executive Officer
Date: 1/30/06